Filed by Northwest Bancshares, Inc. Pursuant to Rule 425 under the Securities Act of 1933 and deemed filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: Penns Woods Bancorp, Inc. Commission File No. 0-17077 NEWS RELEASE December 17, 2024 Northwest Bancshares, Inc. Penns Woods Bancorp, Inc. 3 Easton Oval, Suite 500 300 Market Street Columbus, OH 43219 Williamsport, PA 17701 Northwest Bancshares, Inc. Announces Agreement to Acquire Penns Woods Bancorp, Inc. Columbus, Ohio, December 17, 2024 – Northwest Bancshares, Inc. (“Northwest”) (NASDAQ: NWBI) the bank holding company for Northwest Bank, and Penns Woods Bancorp, Inc. (“Penns Woods”) (NASDAQ: PWOD), the multi-bank holding company of Jersey Shore State Bank and Luzerne Bank, jointly announced today that they have entered into a definitive Agreement and Plan of Merger (“Agreement”) whereby Northwest will acquire Penns Woods in an all-stock transaction valued at approximately $270.4 million. Combining the two organizations will significantly enhance the combined company’s presence in North Central and Northeastern Pennsylvania. Headquartered in Williamsport, Pennsylvania, Penns Woods has approximately $2.3 billion in assets, $1.7 billion in total deposits, and $1.9 billion in total loans as of September 30, 2024. The combined company is expected to have pro forma total assets in excess of $17 billion and is expected to be one of the nation’s top 100 largest banks. The combined company’s Pennsylvania banking presence will be enhanced through the addition of 24 branch locations across Blair, Centre, Clinton, Luzerne, Lycoming, Montour, and Union counties. The complementary footprint of Penns Woods links Northwest's presence in both eastern and western Pennsylvania. When the transaction is completed, Northwest will have more than 150 financial centers, as well as loan production offices, across four states. Under the terms of the Agreement, which has been unanimously approved by the board of directors of both companies, Northwest will exchange shares of its common stock for all of the outstanding shares of Penns Woods common stock, in an all-stock transaction. Penns Woods shareholders will be entitled to receive 2.385 shares of Northwest common stock for each share of Penns Woods common stock they own upon the effective time of the merger. Any unexercised stock options of Penns Woods will be canceled in exchange for a cash payment at the spread value over the exercise price. Based on Northwest’s closing stock price of $14.44 as of December 16, 2024, the transaction consideration is valued at $34.44 for each share of Penns Woods which equates to a 139.0% multiple of tangible book value, a 12.8x multiple on LTM core earnings and a core deposit premium of 5.2% as of September 30, 2024. Including the consideration paid to option holders, the aggregate consideration is approximately $270.4 million. The merger is expected to qualify as a tax-free reorganization. Following completion of the transaction, Penns Woods shareholders would be expected to receive, on a per share equivalent basis, a dividend equal to approximately $0.48 per share based on Northwest’s current quarterly dividend of $0.20 per share. This dividend is approximately 49% higher than Penns Woods’ current quarterly dividend of $0.32 per share. Louis J. Torchio, President and CEO of Northwest, stated, “We are very excited to announce this partnership with the Penns Woods team as this transaction marks another milestone in our long-term growth strategy and executes on our strategic plan. Jersey Shore State Bank and Luzerne Bank have outstanding reputations throughout their respective markets, and we look forward to welcoming our new colleagues and their customers to the Northwest family. We will be strongly positioned to continue to serve communities that are familiar to Northwest, expand our presence into new markets, and deliver exceptional banking services across our entire footprint. Through this acquisition, we look forward to building on Northwest’s rich history of community-focused banking and delivering even greater value to our customers, employees, communities, and shareholders.” Richard A. Grafmyre, CEO of Penns Woods, added, “As Lou mentioned, we are very excited to announce this partnership and are looking forward to bringing together two like-minded institutions. This combination will provide the best path for the long-term success of our organization, employees, customers, and shareholders. We believe that the combination of our highly compatible organizations will create a catalyst for growth and benefit all of the communities we serve. The merger will provide increased scale and additional capabilities for our customers, and it will provide greater opportunities for our employees to advance their careers as a part of a larger organization.” Upon completion of the merger, the shares issued to Penns Woods shareholders are expected to comprise approximately 12% of the outstanding shares of the combined company. The Agreement also provides that Northwest will appoint Richard A. Grafmyre to the boards of Northwest and Northwest Bank after closing. Excluding one-time transaction costs, Northwest expects the transaction to be approximately 23% accretive to 2026 fully diluted earnings per share. Tangible book value dilution is expected to be approximately 9% at closing, with an expected tangible book value earn-back period of under 3 years using the “cross-over” method. The “pay-to-trade” multiple is 0.91x. Northwest and Northwest Bank capital ratios are expected to be significantly above “well-capitalized” regulatory thresholds upon closing. The companies expect to complete the transaction in the third quarter of 2025, subject to the satisfaction of customary closing conditions, including regulatory approvals and approval by Penns Woods shareholders. At closing, Jersey Shore State Bank and Luzerne Bank branches will become branches of Northwest Bank. Janney Montgomery Scott, LLC is acting as financial advisor to Northwest, and Dinsmore & Shohl LLP is acting as its legal advisor in the transaction. Stephens Inc. is acting as financial advisor to Penns Woods, and Stevens & Lee, P.C. is acting as its legal advisor in the transaction. An investor presentation that provides additional details regarding this transaction is available online at investorrelations.northwest.bank. About Northwest Bancshares, Inc. Headquartered in Columbus, Ohio, Northwest Bancshares, Inc. is the bank holding company of Northwest Bank. Founded in 1896, Northwest Bank is a full-service financial institution which offers a complete line of business and consumer banking products, as well as employee benefits and wealth management services. Currently, Northwest operates 130 full-service financial centers and eleven free standing drive-up facilities in Pennsylvania, New York, Ohio, and Indiana. Northwest Bancshares, Inc.’s common stock is listed on the

NASDAQ Global Select Market under the symbol NWBI. Additional information regarding Northwest Bancshares, Inc. and Northwest Bank can be accessed online at www.northwest.bank. About Penns Woods Bancorp, Inc. Penns Woods Bancorp, Inc. is the bank holding company for Jersey Shore State Bank and Luzerne Bank. The banks serve customers in North Central and Northeastern Pennsylvania through their retail banking, commercial banking, mortgage services, and financial services divisions. Penns Woods Bancorp, Inc. stock is listed on the NASDAQ Global Select Market under the symbol PWOD. Previous press releases and additional information can be obtained from the company’s website at www.pwod.com. Forward-Looking Statements The statements in this press release that are not historical facts, in particular the statements with respect to the expected timing of and benefits of the proposed merger between Northwest and Penns Woods, the parties’ plans, obligations, expectations, and intentions, and the statements with respect to accretion and earn-back of tangible book value dilution, constitute forward-looking statements as defined by federal securities laws. Such statements are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: the businesses of Northwest and Penns Woods may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the proposed merger may not be fully realized within the expected timeframes; disruption from the proposed merger may make it more difficult to maintain relationships with clients, associates, or suppliers; the required governmental approvals of the proposed merger may not be obtained on the expected terms and schedule; Penns Woods’ shareholders may not approve the proposed merger and the Agreement; and changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure; and other factors described in Northwest’s 2023 Annual Report on Form 10-K, Penns Woods’s 2023 Annual Report on Form 10-K, and documents subsequently filed by Northwest and Penns Woods with the Securities and Exchange Commission (SEC). Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. All forward-looking statements included herein are based on information available at the time of the release. Neither Northwest nor Penns Woods assumes any obligation to update any forward-looking statement. Additional Information about the Merger and Where to Find It This news release does not constitute an offer to sell or the solicitation of an offer to buy securities of Northwest. In connection with the proposed merger, Northwest will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Penns Woods, and a prospectus of Northwest, as well as other relevant documents concerning the proposed transaction. INVESTORS AND SHAREHOLDERS OF PENNS WOODS, AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Proxy Statement/Prospectus will be mailed to shareholders of Penns Woods prior to the shareholder meeting, which has not yet been scheduled. In addition, when the Registration Statement on Form S-4, which will include the Proxy Statement/Prospectus, and other related documents are filed by Northwest with the SEC, it may be obtained for free at the SEC’s website at www.sec.gov, and from either Northwest’s website at www.northwest.bank or Penns Woods’ website at www.pwod.com. Participants in the Solicitation Northwest, Penns Woods, and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Northwest and Penns Woods in connection with the proposed merger. Information about the directors and executive officers of Northwest is set forth in the proxy statement for Northwest’s 2024 annual meeting of shareholders, as filed with the SEC on March 8, 2024. Information about the directors and executive officers of Penns Woods is set forth in the proxy statement for Penns Woods’s 2024 annual meeting of shareholders, as filed with the SEC on March 26, 2024. Information about any other persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders of Penns Woods in connection with the proposed merger will be included in the Proxy Statement/Prospectus. You can obtain free copies of these documents from the SEC, Northwest, or Penns Woods using the website information above. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. PENNS WOODS SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS WITH RESPECT TO THE PROPOSED MERGER. SOURCE: Northwest Bancshares, Inc. and Penns Woods Bancorp, Inc. Northwest Company Contact: Devin T. Cygnar Executive Vice President, Chief Marketing & Communications Officer 3 Easton Oval, Suite 500 Columbus, OH 43219 (614) 934-2797 Penns Woods Company Contact: Richard A. Grafmyre, Chief Executive Officer 300 Market Street Williamsport, PA, 17701 (570) 322-1111 (888) 412-5772